UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 28, 2018

Sears Oil and Gas Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-151300

20-3455830

(Commission File Number)

(IRS Employer ID No.)

1661 Lakeview Circle, Ogden, UT 84403

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (801) 399-3632

(Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.01       Completion of Acquisition of Assets.

On September 17, 2018, Sears Oil and Gas Corporation, a Nevada corporation (the "Company") filed a Form 8-K to disclose that on September 13, 2018, it had entered into an Asset Purchase Agreement ("Agreement) with Human Brands International, Inc., a Nevada corporation ("HBI").  Pursuant to the Agreement, the Company agreed to acquire from HBI certain assets of HBI (the “Assets”) in exchange for 3,5000,000 shares of common stock of the Company and $50,000 in cash (the "Acquisition").   The acquisition transaction was completed on September 28, 2018 and the shares were issued and delivered and the cash portion of the purchase price was paid on that date.  The Assets acquired are certain “Tequila Alebrijes Products and Property Rights”.  The total acquisition purchase price is valued as follows:

Agreed Upon Value of purchased Assets

$5,450,000

Cash portion of purchase price

$    50,000

Stock portion of Purchase Price

$5,400,000

The Company did not acquire any ongoing operation of HBI.  The Company did not merge with or acquire an equity interest in HBI.  The Company made no changes in its officers or directors.  The Company did not hire any employee of HBI.  The transaction was essentially the acquisition of certain rights to distribute, rights to use a brand and a limited amount of inventory.  The Company intends to either assign the acquired assets to a third party for a royalty or contract with one or more other entities to market products under the Tequila Alebrijes brand on behalf of the Company.

“Tequila Alebrijes Products and Property Rights” means collectively, the intangible legal rights of HBI pertaining to: (a) rights associated with the Product known as Tequila Alebrijes including but not limited to Tequila Alebrijes Blanco, Reposado, and Añejo. Also including but not limited to, any and all related products or extension of that product including other related Tequila Blends and formulas from the same or other related supplier as well as physical extensions of the Tequila Alebrijes Brand in the form of logos, trademarks, marketing material and related copyrights, copyright applications and copyright registrations and moral rights, trademarks, service marks, logos, trade dress, trade names and service names and all goodwill associated therewith; (b) rights related to the protections of trade secrets and confidential information, including, but not limited to, rights in industrial property, vendor lists and all associated information and other confidential or proprietary information; (c) industrial design rights; and (d) any rights analogous to those set forth in the preceding clauses and any other proprietary rights relating to intangible property, including, but not limited to, any applications, registrations or recordings in connection with the foregoing.   HBI also granted to the Company the exclusive rights to sell directly or distribute the Assets on a worldwide basis including any product Extension of the Assets.

The Assets include any and all product line extensions. The Acquired Assets include but are not limited to the following:

•

Trade Mark Design

•

Packaging Design

•

Formulas for Production of Tequila Alebrijes

•

One Container of Tequila Alebrijes Product of not less than 11,000 Mixed 750 ML bottles to be shipped to third parties as designated by the Company

•

All Tequila Alebrijes Rights for Worldwide Use

•

All Tequila Alebrijes Extensions for Worldwide Use

•

The exclusive rights to sell the assets directly by the Company or through designated distributors or brand managers worldwide

The Asset Purchase Agreement was filed as an exhibit to the Current Report on Form 8-K that was filed on September 17, 2018.

On September 28, 2018, the Company borrowed $300,000 from Auctus Fund, LLC (the “Loan”) from which it paid (i) the cash portion of the purchase price, (ii) professional fees incurred in connection with the Asset Purchase transaction and the Loan transaction, (iii) the repayment of certain existing debt, and (iv) the Company reserved funds for working capital. On September 28, 2018, the Company filed a Current Report on Form 8-K reporting on the Loan transaction.  The primary Loan documents were filed as exhibits to such Form 8-K

No broker’s fees or finder’s fees were paid or given by the Company in connection with the Asset Purchase Transaction or the Loan transaction.

Item 3.02         Unregistered Sales of Equity Securities.

In connection with the acquisition of the Assets on September 28, 2018,  which is described in Item 2.01, the Company issued 3,500,000 shares of its common stock (the “Shares”) as part of the purchase price for the Assets.  The issuance of the Shares was made in reliance upon an exemption from registration provided under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).  The Shares are deemed to be restricted shares as defined in Rule 144 of the Securities Act.  The Shares do not carry registration rights.  The certificates representing the Shares bear an appropriate restrictive legend.

As a result of the issuance of the 3,500,000 Shares in the acquisition, there are currently 6,681,005 shares of the Company’s common stock issued and outstanding.

Item 5.06

 Change in Shell Company Status

Prior to the acquisition of the Assets and the Loan transaction as described in Item 2.01 above and in the Form 8-K’s we filed on September 17, 2018 and September 28, 2018, we were a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act).  As a result of the Asset acquisition and Loan, we have ceased to be a shell company. The information contained in this Report, together with the information contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as filed with the SEC, constitute the current “Form 10 information” necessary to satisfy the conditions contained in Rule 144(i)(2) under the Securities Act.

Item 8.01.  Other Events

We believe that as a result of the acquisition of the Assets in the Asset Purchase transaction, we are no longer a shell corporation.  The Company intends to file a “Super Form 8-K” in the near future.  When a company completes a transaction, which has the effect of causing it to cease being a shell company, it must file an 8-K (a “Super Form 8-K”).  The Super Form 8-K requires that the company file the information that would be required if the company were filing a Form 10 registration statement under the Exchange Act including any required financial statements.  We anticipate that as a result of the nature of the Assets we acquired pursuant to the Asset Purchase Agreement, financial statements will not be required to be included with the Super Form 8-K. We anticipate the Super Form 8-K will be filed in the near future.

The information contained in the Super Form 8-K that we will file in the near future, together with the information contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as filed with the SEC, constitute the current “Form 10 information” necessary to satisfy the conditions contained in Rule 144(i)(2) under the Securities Act.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  Dated: October 2, 2018,

SEARS OIL AND GAS CORPORATION

 By: /s/ Mark A. Scharmann

                                                                       Mark A. Scharmann, President

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